                                                                  Exhibit 10.5


                    AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT


     This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT NO. 1") is made as of July __, 1998 by and among (a) Mack-Cali Realty, L.P. (the "BORROWER"), (b) The Chase Manhattan Bank; Fleet National Bank; Bankers Trust; The Bank of New York; Bayerische Landesbank Girozentrale; Citizens Bank of Rhode Island; Commerzbank Aktiengesellschaft, New York Branch; Creditanstalt Corporate Finance, Inc.; Crestar Bank; DG Bank Deutsche Genossenschaftsbank, New York Branch; Dresdner Bank AG, New York Branch and Grand Cayman Branch; European American Bank; Erste Bank; The First National Bank of Chicago; First Union National Bank; Bayerische Hypotheken- und Wechsel- Bank Aktiengesellschaft, New York Branch; Key Bank; KBC Bank N.V. (f/k/a Kredietbank, N.V.); LaSalle National Bank; Mellon Bank, N.A.; Nationsbank; PNC Bank, National Association; Societe Generale; Summit Bank; The Tokai Bank, Limited - New York Branch; US Trust (collectively, the "LENDERS"), (c) The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders; and (d) Bank Leumi USA and Bank One, Arizona, NA (together, the "NEW LENDERS").

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Revolving Credit Agreement dated as of April 16, 1998 (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make loans to the Borrower on the terms and conditions set forth therein;

     WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent have agreed to increase the credit limit of the Credit Agreement and add the New Lenders as "Lenders" under the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 1, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. As of the Effective Date (as defined in Section 4 hereof) the Credit Agreement is hereby amended as follows:

          2.1. TOTAL COMMITMENT. In line 2 of the definition of TOTAL COMMITMENT in Section 1.1 of the Credit Agreement, the amount "$870,000,000" is hereby deleted and the amount "$900,000,000" is substituted in place thereof.

          2.2. INCREASE IN TOTAL COMMITMENT. In line 5 of Section 2.2 of the Credit Agreement, the amount "$130,000,000" is hereby deleted and the amount "$100,000,000" is substituted in place thereof.

          2.3. COMMITMENT PERCENTAGES. SCHEDULE 1.2 to the Credit Agreement is hereby deleted in its entirety and SCHEDULE 1.2 to this Amendment No. 1 is substituted in place thereof.

          2.4. NEW LENDERS. All references in the Credit Agreement to "Lenders" shall be deemed to include the New Lenders. Each of the New Lenders appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Each of the New Lenders agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

          2.5. CONSENT TO PARTICIPATION. The Borrower, the Administrative Agent and each of the Lenders hereby consents to Bank Leumi USA's grant of a participation interest to one of its Affiliates in an amount less than $15,000,000.

     3.   PROVISIONS OF GENERAL APPLICATION.

          3.1. NO OTHER CHANGES. Except as otherwise expressly provided or contemplated by this Amendment No. 1, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement. The making of the amendments in this Amendment No. 1 does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

          3.2. GOVERNING LAW. This Amendment No. 1 is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the State of New York. This Amendment

     No. 1 and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

          3.3. ASSIGNMENT. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

          3.4. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     4. EFFECTIVENESS OF THIS AMENDMENT NO. 1. This Amendment No. 1 shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the "EFFECTIVE DATE"):

          (a) Execution and delivery to the Administrative Agent by each Lender (including the New Lenders), the Borrower, the Guarantors and the Agents of this Amendment No. 1.

          (b) Execution and delivery to the Administrative Agent of a certificate of the Borrower confirming that there have been no changes to its charter documents since April 16, 1998.

          (c) Delivery to the Administrative Agent of resolutions of the board of directors of the general partner of the Borrower authorizing this Amendment No. 1, including the increased loan amount requested.

          (d) Execution and delivery to the Administrative Agent by the Borrower of Revolving Credit Notes in favor of Bank Leumi USA in the amount of $10,000,000 and Bank One, Arizona, NA in the amount of $20,000,000.

          (e) Delivery to the Administrative Agent by Pryor, Cashman, Sherman & Flynn, as counsel to the Borrower, of an opinion addressed to the Lenders, the New Lenders and the Administrative

     Agent in form and substance reasonably satisfactory to the Lenders, the New Lenders and the Administrative Agent.

          (f) Payment by the Borrower of any LIBOR Breakage Costs, and indemnification of the Administrative Agent and the Lenders as provided in
     Section 4.8 of the Credit Agreement for any LIBOR Breakage Costs, arising out of the addition of the New Lenders as "Lenders" under the Credit Agreement.

          (g) Payment by the Borrower of all fees payable pursuant to the last sentence of the first paragraph of Section 2.2 of the Credit Agreement which fees are set forth in a letter agreement of even date herewith.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.

                              MACK-CALI REALTY, L.P.

                              By: Mack-Cali Realty Corporation, its general partner

                              By:
                                 --------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President

                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent

                              By:
                                 --------------------------------
                                 Name:  Marc E. Costantino
                                 Title: Vice President

                              FLEET NATIONAL BANK, individually and as Syndication Agent

                              By:
                                 --------------------------------
                                 Name:  Mark E. Dalton
                                 Title: Senior Vice President

                              BANKERS TRUST

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              THE BANK OF NEW YORK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                         BAYERISCHE LANDESBANK GIROZENTRALE


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              CITIZENS BANK OF RHODE ISLAND


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              CREDITANSTALT CORPORATE FINANCE, INC.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              CRESTAR BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                              NEW YORK BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              DRESDNER BANK AG, NEW YORK BRANCH
                              AND GRAND CAYMAN BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              EUROPEAN AMERICAN BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              ERSTE BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              FIRST UNION NATIONAL BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              BAYERISCHE HYPOTHEKEN- UND WECHSEL- BANK
                              AKTIENGESELLSCHAFT, NEW YORK BRANCH

                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              KEY BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              KREDIETBANK, N.V.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              MELLON BANK, N.A.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              NATIONSBANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              SOCIETE GENERALE


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              SUMMIT BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              THE TOKAI BANK, LIMITED
                              NEW YORK BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              US TRUST


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              LASALLE NATIONAL BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              BANK LEUMI USA


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              BANK ONE, ARIZONA, NA


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

Each of the undersigned Guarantors hereby acknowledges the foregoing Amendment No. 1 and reaffirms its guaranty of the Obligations (as defined in the Guaranty executed and delivered by such Guarantor) under the Credit Agreement and the other Loan Documents, each as amended hereby or in connection herewith, in accordance with the Guaranty executed and delivered by such Guarantor.

                              MACK-CALI REALTY CORPORATION


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              11 COMMERCE DRIVE ASSOCIATES

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings VI, L.P., its general partner

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              SIX COMMERCE DRIVE ASSOCIATES

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings III, L.P., its general partner

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              20 COMMERCE DRIVE ASSOCIATES

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings IX, L.P., its general partner

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              CENTURY PLAZA ASSOCIATES

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings II, L.P., its general partner

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              C.W. ASSOCIATES

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings VII, L.P., its general partner

                              By: Mack-Cali Sub II, Inc., its general partner

                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              D.B.C. ASSOCIATES

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings VIII, L.P., its general partner

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI BUILDING V ASSOCIATES

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              By: Cali Property Holdings I, L.P., its general partner

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              500 COLUMBIA TURNPIKE ASSOCIATES

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings V, L.P., its general partner

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              CHESTNUT RIDGE ASSOCIATES

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              By: Cali Property Holdings X, L.P., its general partner

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              ROSELAND II LIMITED PARTNERSHIP

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              OFFICE ASSOCIATES, LTD.

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              GROVE STREET ASSOCIATES OF JERSEY CITY
                              LIMITED PARTNERSHIP

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              TENBY CHASE APARTMENTS

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings IV, L.P., its general partner

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              600 PARSIPPANY ASSOCIATES, L.P.

                              By: Mack-Cali Sub V, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              400 RELLA REALTY ASSOCIATES, L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              VAUGHN PRINCETON ASSOCIATES L.P.

                              By: Mack-Cali Sub V, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              JUMPING BROOK REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              HORIZON CENTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              COMMERCENTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              400 PRINCETON ASSOCIATES L.P.

                              By: Mack-Cali Sub V, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              CAL-TREE REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MOUNT AIRY REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              FIVE SENTRY REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              300 TICE REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              BRIDGE PLAZA REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI AIRPORT REALTY ASSOCIATES, L.P.

                              By: Mack-Cali Sub VIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MID-WESTCHESTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              SO. WESTCHESTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              WHITE PLAINS REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XIV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MARTINE AVENUE REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI STAMFORD REALTY ASSOCIATES L.P. D/B/A RM STAMFORD REALTY ASSOCIATES

                              By: Mack-Cali Sub XII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                              By: Mack-Cali Sub XV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              SHELTON REALTY ASSOCIATES LIMITED PARTNERSHIP

                              By: Mack-Cali Sub XII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MOORESTOWN REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XVI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI PROPERTIES CO. #3

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MACK-CALI METROPOLITAN, LTD L.P.

                              By: Mack-Cali Sub XX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK PROPERTIES CO.

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI NORTH HILLS L.P.

                              By: Mack-Cali Sub XIV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              120 PASSAIC STREET LLC

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MACK-CALI TEXAS PROPERTY, L.P.

                              By: Mack-Cali Sub XVII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              BRANDEIS BUILDING INVESTORS, L.P.

                              By: Mack-Cali Sub XIX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI CENTURY III INVESTORS, L.P.

                              By: Mack-Cali Sub XVIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              PHELAN REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XXI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XVI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI PROPERTY TRUST


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                                     SCHEDULE 1.2

LENDER                           COMMITMENT AMOUNT        COMMITMENT PERCENTAGE
------                           -----------------        ---------------------

The Chase Manhattan Bank            $60,000,000                  6.66667%
270 Park Avenue
New York, NY  10017

Fleet National Bank                 $60,000,000                  6.66667%
111 Westminster Street
Providence, RI  02903

PNC Bank, National Association      $60,000,000                  6.66667%
Two Tower Center Blvd.
East Brunswick, NJ  08816

Bankers Trust Company               $50,000,000                  5.55556%
One Bankers Trust Plaza
New York, NY  10006


Commerzbank AG, New York            $50,000,000                  5.55556%
Branch
2 World Financial Center
New York, NY  10281-1050

The First National Bank             $50,000,000                  5.55556%
 of Chicago
One First National Plaza
Suite 0151, 1-14
Chicago, IL  60670
First Union National Bank           $50,000,000                  5.55556%
One First Union Center
Charlotte, NC  28288-0166

Nationsbank                         $50,000,000                  5.55556%
8300 Greensboro Drive
McLean, VA  22102

Creditanstalt Corporate             $35,000,000                  3.88889%
 Finance, Inc.
2 Ravinia Drive
Atlanta, GA  30346

Dresdner Bank AG, New York          $35,000,000                  3.88889%
Branch and Grand Cayman Branch
75 Wall Street
New York, NY  10005

Bayerische Hypothexen- Und          $35,000,000                  3.88889%
Wechsel- Bank Aktiengesellschaft
New York Branch
32 Old Slip, Financial Square
New York, NY  10005

Societe Generale                    $35,000,000                  3.88889%
2001 Ross Avenue
Dallas, TX  75201

Summit Bank                         $35,000,000                  3.88889%
750 Walnut Avenue
Cranford, NJ  07016

KBC Bank N.V.                       $30,000,000                  3.33333%
(f/k/a Kredietbank, N.V.)
125 West 55th Street
New York, NY  10019

Key Bank127 Public Square           $25,000,000                  2.77778%
Cleveland, OH  44114-1306

Mellon Bank, N.A.                   $25,000,000                  2.77778%
1735 Market Street
Philadelphia, PA  19103

Bank of New York                    $20,000,000                  2.22222%
One Wall Street
New York, NY  10015

Citizens Bank of Rhode Island       $20,000,000                  2.22222%
1 Citizens Plaza
Providence, RI  02903-1339

Crestar Bank                        $20,000,000                  2.22222%
8245 Boone Blvd.
Vienna, VA

DG Bank Deutsche                    $20,000,000                  2.22222%
Genossenschaftsbank,
New York Branch
609 Fifth Avenue
New York, NY  10017-1021

The Tokai Bank Limited              $20,000,000                  2.22222%
Park Avenue Plaza
55 East 52nd Street
New York, NY  10055

US Trust                            $20,000,000                  2.22222%
40 Court Street
Boston, MA  02108

Bank One, Arizona, NA               $20,000,000                  2.22222%
241 North Cental Avenue
Phoenix, AZ  85004

European American Bank              $17,500,000                  1.94445%
335 Madison Avenue
New York, NY  10017

LaSalle National Bank               $17,500,000                 1.94445%
135 South LaSalle Street
Chicago, IL  60603

Bayerische Landesbank               $15,000,000                 1.66667%
Girozentrale
580 Lexington Avenue
New York, NY  10022

Erste Bank                          $15,000,000                 1.66667%
280 Park Avenue, West Building
New York, NY  10017

Bank Leumi USA                      $10,000,000                 1.11111%
565 Fifth Avenue
New York, NY  10036
                                   ------------                 --------
TOTAL                              $900,000,000                     100%